Summary Prospectus Supplement

January 23, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 23, 2015 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2014

Global Opportunity Portfolio (Class IS shares)

The maximum expense ratio with respect to the Class IS shares of the Global Opportunity Portfolio (the "Portfolio") has been decreased, effective January 23, 2015. Accordingly, effective immediately, the Summary Prospectus is hereby amended as follows:

The Annual Portfolio Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	7.54%
Total Annual Portfolio Operating Expenses*	8.44%
Fee Waiver and/or Expense Reimbursement*	7.41%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.03%

The Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example below assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$105	$328

The footnotes following the Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" are hereby deleted in their entirety and replaced with the following:

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.03% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

  SU-MSIFIS-20-SPT-0115